UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                      January 13, 1998 (December 23, 1997)
                      ------------------------------------


                              RANCON REATLY FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


                          California 0-10363 95-3523265
                    (State or other (Commission (IRS Employer jurisdiction of File Number) I.D. Number)
                                 incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:        (650) 343-9300
                                                           --------------





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


Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On December 23, 1997, the  Partnership  sold three Rancon  Commerce Center lots,
5.07 acres of undeveloped land in Temecula, California, to an unaffiliated third party for $605,000. Under the terms of the transaction, the Partnership financed a $300,000 promissory note, secured by the property, at an interest rate of 11% with interest only payments due until maturity on December 23, 1999. After paying commissions and other closing costs, the Partnership added the net proceeds of $251,000 to its cash reserves. The Partnership recognized a $66,000 loss on the sale of the property.

Item 7.       FINANCIAL STATEMENTS

The following pro forma financial statements represent the Partnership's balance sheet and statement of operations as of and for the nine months ended September 30, 1997 and for the year ended December 31, 1996, as if the sale of Rancon Commerce Center lots had occurred on January 1, 1996.





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


                              RANCON REALTY FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP


                             Pro forma Balance Sheet
                            As of September 30, 1997
                    (in thousands, except units outstanding)
                                   (Unaudited)

                                                                                  Pro Forma
                                                             Historical(1)     Adjustments(2)     Pro Forma
Assets
Investments in real estate:
   Rental property held for sale                              $       1,507     $         ---    $       1,507
   Land held for sale                                                 1,427              (980)             447
                                                              -------------     -------------    -------------
       Total real estate investments                                  2,934              (980)           1,954

Cash and cash equivalents                                             1,394               565            1,959
Note receivable                                                         ---               300              300
Deferred financing costs and other fees, net                             28               ---               28
Other assets                                                             20                (4)              16
                                                              -------------     -------------    -------------

       Total assets                                           $       4,376     $        (119)   $       4,257
                                                              =============     =============    =============

Liabilities and Partners' Equity (Deficit)
Liabilities:
   Note payable                                               $       1,799     $         ---    $       1,799
   Accounts payable and other liabilities                                61               (11)              50
                                                              -------------     -------------    -------------

     Total liabilities                                                1,860               (11)           1,849

Partners' equity (deficit):
   General Partners                                                     (28)               (2)             (30)
   Limited Partners, 18,346 limited partnership
     units outstanding                                                2,544              (106)           2,438
                                                              -------------     -------------    -------------

       Total partners' equity                                         2,516              (108)           2,408
                                                              -------------     -------------    -------------

         Total liabilities and partners' equity               $       4,376     $        (119)   $       4,257
                                                              =============     =============    =============





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


                              RANCON REALTY FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP


                        Pro forma Statement of Operations
                  For the nine months ended September 30, 1997
          (in thousands, except per unit amounts and units outstanding)
                                   (Unaudited)

                                                                                  Pro Forma
                                                             Historical(1)     Adjustments(3)     Pro Forma
Revenues:
    Rental income                                             $         373     $        (116)   $         257
    Interest and other income                                            28                25               53
    Gain on sale of property and land                                   116               ---              116
                                                              -------------     -------------    -------------

           Total revenues                                               517               (91)             426
                                                              -------------     -------------    -------------

Expenses:
    Operating                                                           163               (48)             115
    Interest                                                            134               ---              134
    Depreciation and amortization                                         7                (2)               5
    Provision for impairment of investments
       in real estate                                                   477              (262)             215
    Loss on sales of property                                           ---               377              377
    General and administrative                                          164               ---              164
    Expenses associated with undeveloped land                            46               (43)               3
                                                              -------------     -------------    -------------

           Total expenses                                               991                22            1,013
                                                              -------------     -------------    -------------

Net loss                                                      $        (474)    $        (113)   $        (587)
                                                              =============     =============    =============

Net loss per limited partnership unit                         $      (25.35)    $       (6.05)   $      (31.40)
                                                              =============     =============    =============

Weighted average number of limited partnership
    units outstanding during the period used to
    compute net loss per limited partnership unit                    18,346            18,346           18,346
                                                              =============     =============    =============






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


                              RANCON REALTY FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP

                        Pro forma Statement of Operations
                      For the year ended December 31, 1996
          (in thousands, except per unit amounts and units outstanding)
                                   (Unaudited)

                                                                                  Pro Forma
                                                             Historical(1)     Adjustments(3)     Pro Forma
Revenues:
    Rental income                                             $         515     $        (174)   $         341
    Interest and other income                                            10                33               43
    Gain on sales of property and land                                  138               116              254
                                                              -------------     -------------    -------------

           Total revenues                                               663               (25)             638
                                                              -------------     -------------    -------------

Expenses:
    Operating                                                           264               (86)             178
    Interest                                                            188               ---              188
    Depreciation and amortization                                       199               (54)             145
    Provision for impairment of investments
       in real estate                                                   513               ---              513
    Loss on sales of property                                           ---               377              377
    General and administrative                                          251               ---              251
    Expenses associated with undeveloped land                            51               (40)              11
                                                              -------------     --------------   -------------

           Total expenses                                             1,466               197            1,663
                                                              -------------     -------------    -------------

Net loss                                                      $        (803)    $        (222)   $      (1,025)
                                                              =============     =============    =============

Net loss per limited partnership unit                         $      (42.90)    $     (11.88)    $      (54.78)
                                                              =============     ============     =============

Weighted average number of limited partnership
    units outstanding during the period used to
    compute net loss per limited partnership unit                    18,347            18,347           18,347
                                                              =============     =============    =============




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


                              RANCON REALTY FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP


                     Notes to Pro forma Financial Statements
                            As of September 30, 1997

1. Reflects the Partnership's historical balance sheet at September 30, 1997 and historical statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996.

2. Reflects the December 9, 1997 sale of 1.95 acres located in Temecula, California to an unaffiliated third party for $112,000, the December 19, 1997 sale of 4.61 acres located in Temecula, California to an unaffiliated third party for $264,000, and the December 23, 1997 sale of 5.07 acres located in Temecula, California to an unaffiliated third party for $605,000.

3. In addition to the sales disclosed in Note 2 above, reflects the August 1, 1997 sale of the Rancon Commerce Center Auto Service Center and adjacent lot for $1,174,000 as reported in the Form 8-K dated August 18, 1997.





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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    RANCON REALTY FUND I,
                                    A CALIFORNIA LIMITED PARTNERSHIP
                                    (Registrant)



Date: January 13, 1998          By:  /s/ Daniel L. Stephenson
                                     -------------------------
                                     Daniel L. Stephenson,
                                     General Partner and Director,
                                     President, Chief Executive Officer
                                     and Chief Financial Officer of
                                     Rancon Financial Corporation,
                                     General Partner of
                                     Rancon Realty Fund I,
                                     a California Limited Partnership




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